Exhibit 10.2

AMENDMENT AND CONSENT

THIS AMENDMENT AND CONSENT (this “Agreement” or “Amendment and Consent”) dated as of March 27, 2008, is made by and between Nanogen, Inc., a Delaware corporation (the “Company”), and the undersigned holder (the “Holder”).

WHEREAS, the Company and The Bank of New York, as trustee (the “Trustee”) executed and delivered that certain Indenture, dated as of August 27, 2007 (the “Initial Indenture”), by and between Nanogen, Inc., a Delaware corporation (the “Company”), as amended and supplemented by that certain First Supplemental Indenture, dated as of August 27, 2007 (the “First Supplemental Indenture,” and together with the Initial Indenture as so supplemented, the “Indenture”), pursuant to which the Company issued to the Holder its 6.25% Senior Convertible Notes Due 2010 (the “Notes”).

WHEREAS, the Company and the Holder entered into that certain Amendment and Exchange Agreement dated as of March 13, 2008 (the “Amendment Agreement”) pursuant to which the Holder and the Company have agreed to exchange, supercede and replace certain portions of the Notes and in exchange therefore to issue to such holders certain 9.75% Senior Secured Convertible Notes (the “Exchanged Note”) (such transaction, the “Note Exchange”).

WHEREAS, the Holder executed a Consent and Agreement dated March 13, 2008 (“Consent”) pursuant to which the Holder consented to certain amendments to the Indenture and the execution of a Second Supplemental Indenture between the Company and the Trustee.

WHEREAS, the Company and Holder agree to amend certain terms of the Amendment Agreement, the form of the Exchanged Note attached to the Amendment Agreement and the Consent.

NOW, THEREFORE, each Holder hereby agrees as follows:

Capitalized terms used herein (including the recitals) and not defined herein shall have the meanings assigned to such terms in the Indenture.

1. The definition of “Permitted Lien” in the form of the Exchanged Note is hereby amended by deleting the word “and” immediately prior to clause (x) in such definition and inserting the following clauses at the end of clause (x) in such definition:

“(xi) those certain Liens in debts, accounts, moneys and choses in action owing to or owned by Company or its Subsidiaries in respect of “Products” and “Licensed Products”, where Products and Licensed Products refer to are any diagnostic kits and components and materials therefore defined by one of more claims of the “Patents” or derived from “Inventions and Technology” referred to in that certain Memorandum of an Agreement made as of January 18, 1991 between Dr. George Jackowski and Spectral Diagnostic Inc. pursuant to which Dr. Jackowski assigned his right, title and interest in the Patents, Inventions and Technology to Spectral Diagnostics Inc. in return for, among other things, a royalty payment, and which Memorandum of Agreement was assigned by Spectral Diagnostics Inc. to the Company; and (xii) any Liens granted in favor of or held for the benefit of the Company.”

2. The Consent is hereby amended by

(a) inserting the following clauses (4) and (5) in Schedule 1 attached to the Consent:

“(4) The Holder waives any Events of Default which may have been occasioned by the grant of those certain Liens in debts, accounts, moneys and choses in action owing to or owned by Company or its Subsidiaries in respect of “Products” and “Licensed Products”, where Products and Licensed Products refer to diagnostic kits and components and materials therefore defined by one of more claims of the “Patents” or derived from the “Inventions and Technology” referred to in that certain Memorandum of an Agreement made as of January 18, 1991 between Dr. George Jackowski and Spectral Diagnostic Inc. pursuant to which Dr. Jackowski assigned his right, title and interest in the Patents, Inventions and Technology to Spectral Diagnostics Inc. in return for, among other things, a royalty payment and which Memorandum of Agreement was assigned by Spectral Diagnostics Inc. to the Company.

(5) The Holder waives any Events of Default which may have been occasioned by the existence of Liens granted to, or held for the benefit of, the Company.”

and

(b) deleting the word “and” immediately prior to clause (x) in the definition of “Permitted Lien” in the form of Second Supplemental Indenture attached as Exhibit A to the Consent, and inserting the following clauses immediately after the end of clause (x) in such definition:

“(xi) those certain Liens in debts, accounts, moneys and choses in action owing to or owned by Company or its Subsidiaries in respect of “Products” and “Licensed Products”, where Products and Licensed Products refer to are any diagnostic kits and components and materials therefore defined by one of more claims of the “Patents” or derived from “Inventions and Technology” referred to in that certain Memorandum of an Agreement made as of January 18, 1991 between Dr. George Jackowski and Spectral Diagnostic Inc. pursuant to which Dr. Jackowski assigned his right, title and interest in the Patents, Inventions and Technology to Spectral Diagnostics Inc. in return for, among other things, a royalty payment, and which Memorandum of Agreement was assigned by Spectral Diagnostics Inc. to the Company; and (xii) any Liens granted in favor of, or held for the benefit of, the Company.”

3. The Amendment Agreement is amended by:

(a). amending and restating Recital D thereof as follows:

As additional consideration for the transactions contemplated hereby, any Exchanged Notes issued hereunder will be secured by a first priority, perfected security interest in certain of the assets of the Company and the stock and assets of each of the Company’s subsidiaries, as evidenced by the security agreement attached hereto as Exhibit B (the “Security Agreement”, and together with any other ancillary documents related thereto and the Subordination Agreement (as defined below), collectively the “Security Documents”).

(b). amending and restating Section 2(a)(i) thereof as follows:

All references to “Notes” shall include the “Exchanged Notes” (as defined in those certain Amendment and Exchange Agreements, each by and between the Company and a Buyer, dated as of March 13, 2008 (as amended from time to time, the “Amendment Agreements”);

(c). amending and restating Section 2(a)(iii) thereof as follows:

The defined term “Transaction Documents” is hereby amended to include the Amendment Agreements, the Security Documents and those certain Amendment and Consent Agreements, each by and between the Company and a Buyer, dated as of March 27, 2008 (the “Amendment and Consent Agreements”);

(d). adding the following as paragraph (f) of Section 3 thereof:

“(f) The Company represents and warrants to the Investor that (i) it acquired all of the Subordinated Secured Debentures issued pursuant to that certain Trust Indenture dated as of July 4, 2003 (as amended to date, the “Canadian Indenture”) between Synx Pharma Inc and The Canada Trust Company, as trustee (in such capacity, the “Canadian Trustee”) and remains the sole owner of such Debentures, (ii) other than the Debentures, no indebtedness remains outstanding pursuant to the Canadian Indenture, (iii) the security interest granted by Synx Pharma Inc to the Canadian Trustee securing the obligations under the Canadian Indenture is, to the extent such security interest remains in existence, held by the Canadian Trustee solely for the benefit of the Company and (iv) other than the Company and the Canadian Trustee (solely to the extent of any fees and expenses due and payable to the Canadian Trustee pursuant to the Canadian Indenture, which as of the date hereof do not, in the aggregate, exceed $30,000), no Person has any obligations secured by any liens arising under or relating to the Canadian Indenture.”

(e). adding the following as paragraph (s) of Section 7 thereof:

(s) Canadian Indenture. The Company covenants that it will cause the Canadian Trustee to terminate any security interests, or filings in respect of security interests, held by the Canadian Trustee in any assets of the Company and any its Subsidiaries and will cause such releases or terminations, as applicable, in form and substance reasonably satisfactory to the Collateral Agent, to be filed with any applicable governmental authorities no later than 21 calendar days after the Closing Date.”

(f). adding the following as paragraph (t) of Section 7 thereof:

(t) Jackowski Subordination Agreement. The Company hereby covenants that it shall, no later than thirty (30) calendar days after the Closing Date, deliver to the Collateral Agent a subordination agreement in form and substance reasonably satisfactory to the Collateral Agent, duly executed by Dr. George Jackowski and Drug Royalty Corporation (the “Junior Secured Parties”) (or any applicable successor or assigns of the Junior Secured Parties in accordance with the Memorandum of Agreement (as defined below)) for the benefit of the Collateral Agent (as defined in the Securities Purchase Agreement) (the “Subordination Agreement”), whereby the Junior Secured parties shall agree (x) to subordinate any payment obligations owed to them by the Company and any liens in the assets (the “Subordinated Assets”) of the Company arising under that certain Memorandum of an Agreement made as of January 18, 1991 between Dr. Jackowski and Spectral Diagnostic Inc. (the “Memorandum of Agreement”) to the Company’s payment obligations under the Exchanged Notes and the lien granted to the holders of such Exchanged Notes pursuant to the Transaction Documents and (y) to permit the Collateral Agent to exercise any rights or remedies with respect to the Subordinated Assets as permitted under the Security Agreement, including, without limitation, to liquidate any assets of the Company, without the consent of the Junior Secured Parties in the event of a bankruptcy of the Company. Without the prior written consent of the Required Holders (as defined in the Exchanged Notes), the Company shall not pay any additional consideration to the Junior Secured Parties with respect to such Subordination Agreement or amend any term or condition in the Memorandum of Agreement in any manner adverse to the Company or any of its Subsidiaries.

4. The amendment and consent provided herein is effective only in one instance and only with respect to the matters set forth herein. The amendment and consent set forth herein is limited precisely as written and shall not be deemed (a) to be a consent to, or waiver of, any other term or condition of the Indenture, the Securities or any of the agreements, instruments and documents referred to therein or executed in connection therewith or (b) to prejudice any contractual, legal or other right or rights which the undersigned may have or may have in the future under or in connection with the Indenture, the Securities or any agreements, instruments and documents referred to therein or executed in connection therewith. The undersigned Holder hereby reserves all of its rights and remedies under applicable law and under the Indenture, the Securities or any of the agreements, instruments and documents referred to therein or executed in connection therewith with respect to any matters other than those addressed in this Agreement.

5. The execution, delivery and performance by the undersigned Holder of this Agreement has been duly authorized by all necessary action on the part of such Holder. This Agreement has been duly executed by such Holder.

6. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

7. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

8. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns in accordance with the terms of this Agreement.

9. The obligations of the Holder under this Agreement are several and not joint with the obligations of any other Holder, and the Holder shall not be responsible in any way for the performance of the obligations of any other Holder under the Agreement. Nothing contained herein or in this Agreement, and no action taken by the Holder pursuant hereto, shall be deemed to constitute such Holder and other Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that such Holder and the other Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement and the Company acknowledges that the Holders are not acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement. The Company and the Holder confirms that the Holder has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Holder shall be entitled to independently protect and enforce its rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

10. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

[signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

HOLDER:

By:
Name: Title:

[Signature Page to Consent and Agreement]

IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

COMPANY: NANOGEN, INC.

By:
Name: Title: